Exhibit 10.6


CutCo Industries, Inc.                                 Office of the president









                    August 14, 1996

Mr. Marvin W. Marcus
45 Cardinal Drive
East Hills, New York  11576

          Re:  Amendment of Employment Agreement

Dear Mr. Marcus:

          On August 14, 1996, the Board of Directors approved the amendment to your present Employment Agreement to provide that the Agreement be extended for a one year period ending July 31, 1997. Your present salary will be increased by $3,125 per month which restores 50% of the voluntary reduction effective for the period January 1, 1996 to July 31, 1996.

          Kindly indicate your agreement to the above by signing below.

                    Sincerely,

                    CUTCO INDUSTRIES, INC.

                    s/   Don vonLiebermann
                    ---------------------------
                    Don vonLiebermann
                    President
AGREED TO:


        s/ Marvin W. Marcus
       ------------------------
        MARVIN W. MARCUS


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